Exhibit 99.1

June 17, 2011

To:	Holders of American Medical Systems Holdings, Inc.
4.00% Convertible Senior Subordinated Notes due 2041

and

U.S. Bank National Association 60 Livingston Avenue St. Paul MN 55107 Attention: Raymond Haverstock, Corporate Trust Services

Re:	Notice of Fundamental Change and Make-Whole Effective Date

Reference is hereby made to the Indenture, dated as of September 21, 2009 (the “Indenture”), between American Medical Systems Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Guarantors party thereto, as guarantors (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), relating to the Company’s 4.00% Convertible Senior Subordinated Notes due 2041 (CUSIP No. 02744MAB4) (the “Securities”). Capitalized terms used but not defined in this notice shall have the meanings ascribed to such terms in the Indenture. A copy of the Indenture was included as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2009, which is available on the SEC’s website at www.sec.gov.

On April 10, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Endo Pharmaceuticals Holdings Inc., a Delaware corporation (“Endo”), and NIKA Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Endo (“Merger Sub”). The Company and Endo issued a press release publicly announcing execution of the Merger Agreement on April 11, 2011, and included a copy of this press release and the Merger Agreement as exhibits to the Company’s Current Report on Form 8-K, filed with the SEC on April 12, 2011. On May 10, 2011, the Company filed a definitive proxy statement, as supplemented on June 2, 2011, with respect to the special meeting of the Company’s stockholders held to adopt the Merger Agreement and announced that the special meeting would be held on June 15, 2011. On June 15, 2011, the Company’s stockholders adopted the Merger Agreement at the special meeting.

Pursuant and subject to the Merger Agreement, Merger Sub was merged with and into the Company with the Company continuing as the surviving corporation (the “Merger”). At the effective time of the Merger, each issued and outstanding share of common stock of the Company (the “Common Stock”), other than certain shares held directly or indirectly by the Company or Endo or by stockholders who properly exercise appraisal rights under Delaware law, was converted into and represents solely the right to receive $30.00 in cash, without interest (the “Merger Consideration”), and less any applicable withholding taxes.

NOTICE OF FUNDAMENTAL CHANGE AND MAKE-WHOLE EFFECTIVE DATE

In accordance with Sections 11.01(a)(vi) and 11.06(e) of the Indenture, notice is hereby given that the consummation of the Merger constitutes a Fundamental Change and a Make-Whole Fundamental Change under the terms of the Indenture, and that June 17, 2011, the date of the consummation of the Merger, constitutes a Make-Whole Effective Date under the terms of the Indenture. Pursuant to Section 11.01(a)(vi) of the Indenture, Holders may surrender Securities for conversion at any time during the period (the “Convertibility Period”) beginning on the Make-Whole Effective Date and until the Fundamental Change Repurchase Date (which is a date specified by the Company that is not less than 20 business days and not more than 40 calendar days following the date that the Company mails the Fundamental Change Company Notice). The Company expects the Fundamental Change Repurchase Date to be no earlier than July 18, 2011 and no later than August 16, 2011, with the exact date to be specified in the Fundamental Change Company Notice which will be provided no later than July 7, 2011 pursuant to the terms of the Indenture.

Securities that are surrendered for conversion during the Convertibility Period will be converted into cash based on the Merger Consideration in accordance with Section 11.06(e) of the Indenture, any Settlement Amount that is due from and after the effective time of the Merger will be paid solely in cash, less any applicable withholding taxes, and will not include any shares of Common Stock. The Conversion Rate in effect on June 17, 2011 is 51.5318 shares of Common Stock per $1,000 principal amount of Securities.

Because a Make-Whole Fundamental Change occurred upon the consummation of the Merger, the Conversion Rate applicable to the Securities that are surrendered for conversion during the period beginning on June 17, 2011 and ending on the Business Day immediately prior to the Fundamental Change Purchase Date (which is expected to be no earlier than July 15, 2011 and no later than August 15, 2011) (the “Make-Whole Period”) will be increased pursuant to Section 11.06(b) of the Indenture to 56.4659 shares of Common Stock per $1,000 principal amount of Securities.

Without limiting the foregoing, if any Holders fail to convert their Securities during the Make-Whole Period, those Holders will lose their right to receive an increase in the Conversion Rate pursuant to section 11.06(b) of the Indenture. If any Holders fail to convert their Securities during the Convertibility Period, those Holders will lose their right to convert in connection with the Merger.

Please refer to the Indenture for a more complete description of the increase in the Conversion Rate applicable in connection with Make-Whole Fundamental Changes and for a more complete description of the conversion procedures required to convert your Securities.

CONVERSION PROCEDURES

Procedures for Conversion

A Holder may convert its Security in whole or in part, but only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof.

Described below are the procedures to be followed by Holders to exercise the conversion privilege, as all Securities are held as Global Securities.

To convert a beneficial interest in a Security that is a Global Security, the Holder must, in addition to complying with any other rules and procedures of The Depository Trust Company (the “Depositary”):

•	cause there to be completed and delivered an appropriate instruction form for conversion, in accordance with the rules and procedures of the Depositary;

•

cause there to be delivered to the Conversion Agent, through the facilities of the Depositary, in accordance with the rules and procedures of the Depositary, the interest in the Global Security to be converted;

•

if a Holder converts within the Make-Whole Period, such Holder will not be required to pay funds equal to interest payable on the next Interest Payment Date as set forth in Section 11.02(k) of the Indenture; and

•	if required pursuant to Section 11.02(h), pay all stamp, transfer or similar taxes or duties, if any, in connection with such conversion.

Backup Withholding: Internal Revenue Forms

TO COMPLY WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES CONTAINED OR REFERRED TO IN THIS NOTICE IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROVISION OF NOTICE BY THE COMPANY; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under the “backup withholding” provisions of U.S. federal income tax law, withholding of 28% of the cash paid to a Holder on a conversion of its Securities may be required. To avoid the application of backup withholding, each converting Holder (or other payee) should complete, sign, and deliver an Internal Revenue Service (“IRS”) Form W-9 (in the case of a U.S. person or a resident alien) or an IRS Form W-8BEN or other appropriate IRS Form W-8 (in the case of a foreign holder). IRS Forms W-9 and W-8 are available on the IRS’s website at http://www.irs.gov/.

Failure to include a properly completed IRS Form W-9 or applicable IRS Form W-8 may result in the application of U.S. backup withholding.

Backup withholding is not an additional tax. Any amounts withheld from payments to a Holder under the backup withholding rules may be refunded or credited against the Holder’s U.S. federal income tax liability, if any, if the Holder timely provides the required information to the IRS.

Please consult an independent tax advisor regarding your specific circumstances.

The Conversion Agent is: U.S. Bank National Association Corporate Trust Services

The Trustee is acting as the Registrar and Conversion Agent. The address and telephone number of the Trustee are as follows:

U.S. Bank National Association

60 Livingston Avenue

St. Paul MN 55107

Attention: Lori Buckles, Corporate Trust Services (American Medical

Systems Holdings, Inc. 4.00% Convertible Senior Subordinated Notes due 2041)

Phone: (651) 495-3520

Facsimile: (651) 495-8158

Please refer to the Indenture for a more complete description of the convertibility of the Securities, the consideration due upon conversion and when such consideration must be paid by the Company. Please note that pursuant to Section 11.06(e) of the Indenture, the Company must pay the conversion consideration on the third business day following the conversion date.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

4

NOTICE OF CONVERSION

If you want to convert this Security into Common Stock of the Company, check the box: ☐

To convert only part of this Security, state the principal amount to be converted (which must be $1,000 or a multiple of $1,000):

$

If you want the stock certificate made out in another person’s name, fill in the form below:

(Insert other person’s social security or tax ID no.)

(Print or type other person’s name, address and zip code)

Date:	Signed:

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:

Note: Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

METHOD OF DELIVERY

☐	CHECK HERE IF THE SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution:

DTC Account Number:

Contact Person:

Address:

Telephone (with international dialing code):

Facsimile (with international dialing code):

Date Surrendered:

Transaction Code Number:

SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if payments are to be made to Depositary for the account of someone other than the person(s) whose signature appear(s) within this conversion notice.

Make payment to:

(DTC Account Number)

(Account Party)